SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
                               __________________

                     Pursuant to Section 13 or 15(d)of the
                        Securities Exchange Act of 1934

                         Date of Report: June 12, 2000
                 Date of Earliest Event Reported: June 9, 2000

                          LIBERTY LIVEWIRE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                   0-1461                   13-1679856
(State or Other          (Commission File            (I.R.S. Employer
Jurisdiction                  Number)                Identification No.)

              900 North Seward Street Hollywood, California 90038
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (323) 962-4000

                            THE TODD-AO CORPORATION
          (Former name or former address, if changed from last report)

Exhibit index located on page 2.

Item 1. Change in Control of Registrant

     Reference is made to the Agreement and Plan of Merger, dated as of December 10, 1999, as amended on March 6, 2000 (the "Merger Agreement"), among AT&T Corp. ("AT&T"), B-Group Merger Corp., a wholly owned subsidiary of AT&T ("Merger Sub"), Liberty Media Corporation ("Liberty") and the Registrant (which was formerly known as The Todd-AO Corporation). Pursuant to the Merger Agreement, the Registrant (i) reclassified (the "Reclassification") each share of its old Class A Common Stock, which had one vote per share (the "Old Todd Class A Common Stock"), and its old Class B Common Stock, which had ten votes per share (the "Old Todd Class B Common Stock") into (a) 0.4 of a share of new Todd Class A Common Stock, which has one vote per share ("New Todd Class A Common Stock"), and (b) 0.6 of a share of new Todd Class B Common Stock, which has ten votes per share ("New Todd Class B Common Stock") by restating its certificate of incorporation (the "Reclassification Charter"), (ii) merged (the "Merger") with Merger Sub, with the Registrant remaining as the surviving corporation in the Merger, (iii) further restated its charter (the "Livewire Charter") and changed its name (the "Name Change" and, collectively with the Reclassification and the Merger, the "Transactions") to "Liberty Livewire Corporation" and (iv) adopted new bylaws (the "Livewire Bylaws"). Pursuant to the terms of the Merger Agreement, (i) each share of New Todd Class A Common Stock remains outstanding as the Registrant's Class A Common Stock and (ii) each share of New Todd Class B Common Stock was converted into shares of AT&T's Class A Liberty Media Group Common Stock ("Class A Liberty Stock").

     As a result of the Transactions and a 2-for-1 stock split (the "Stock Split") on the Class A Liberty Stock consummated on June 9, 2000, each share of Old Todd Class A Common Stock and each share of Old Todd Class B Common Stock were converted into (i) 0.4 of a share of the Class A Common Stock of Liberty Livewire Corporation and (ii) 0.5 of a share of Class A Liberty Stock. In addition, as a result of the Transactions, AT&T acquired a majority of the voting power (the "Majority Voting Power") in the Registrant by exchanging approximately 3.6 million shares of Class A Liberty Stock (taking into account the Stock Split) for all of the shares of New Todd Class B Common Stock issued in the Reclassification. The Majority Voting Power was then transferred (the "Majority Voting Power Transfer") to Liberty. As a result of the Majority Voting Power Transfer, Liberty, as of immediately following the closing of the Transactions, owned approximately 6.5 million shares of the Registrant's Class B Common Stock, representing approximately 60% of the Registrant's equity and approximately 94% of the Registrant=s voting power.

     In addition, Liberty and the Registrant are party to an agreement, dated as of February 11, 2000 (the "Post-Merger Business Combinations Agreement"), pursuant to which, after the completion of the Transactions and the Majority Voting Power Transfer, Liberty transferred all of its shares of Four Media Company, a wholly owned subsidiary of Liberty, to the Registrant in exchange for approximately 16.6 million additional shares of the Registrant's Class B Common Stock (i.e., the New Todd Class B Common Stock after the Name Change) (the "Four Media Contribution"). As a result of the Four Media Contribution, Liberty's equity interest in the Registrant was increased to approximately 84% and Liberty's voting power in the Registrant was increased to approximately 98.2%.

Item 5. Other Events

     The Post-Merger Business Combinations Agreement also provided for a business combination (the "Soundelux Business Combination") between SounDelux Entertainment Group, Inc. ("Soundelux"), a company in which Liberty was planning to acquire a controlling interest, and the Registrant. On June 9, 2000, Liberty and the Registrant announced that Liberty was in discussions with Soundelux regarding a transaction that would supersede Liberty's previously announced acquisition of a controlling interest in Soundelux. Under the new proposal, which is subject to corporate approvals, definitive documentation and other conditions, Liberty would acquire 100% of the post production, sound and related businesses of Soundelux for cash. If Liberty acquires these assets of Soundelux pursuant to a revised transaction, such assets will probably be combined with those of the Registrant, on terms to be agreed, and any such transaction would replace the Soundelux Business Combination contemplated by the Post-Merger Business Combinations Agreement.

Exhibits.

Exhibit No.         Description
99.1                Press Release, dated June 9, 2000.
99.2                Press  Release, dated June 12, 2000.
99.3                Merger Agreement (incorporated  by reference to AT&T's
                    Form  S-4, Registration No. 333-36458, filed with the
                    Commission on May 5, 2000).
99.4                Post-Merger Business Combinations  Agreement (incorporated by reference to AT&T's Form S-4, Registration No. 333-36458, filed with the Commission on May 5, 2000).
99.5                Reclassification Charter.
99.6                Livewire Charter.
99.7                Livewire Bylaws.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 12, 2000
                                   LIBERTY LIVEWIRE CORPORATION


                                   By: /s/ Marcus O. Evans
                                   Vice President, General Counsel and Secretary

Exhibit 99.1

FOR IMMEDIATE RELEASE
M. David Cottrell                            Jeffrey Goldberger
Liberty Livewire Corporation                 Stern & Co.
(323) 962-5304                               (212) 888-0044


                       TODD-AO AND LIBERTY MEDIA ANNOUNCE
                     CHANGES IN TRANSACTION WITH SOUNDELUX

     LOS ANGELES, June 9, 2000 -- Liberty Media Group (NYSE: LMG.A; LMG.B) and The Todd-AO Corporation (Nasdaq: TODDA) announced today that they are in discussions with privately-held SounDelux Entertainment Group, regarding a transaction that would supersede Liberty Media's previously announced acquisition of a controlling interest in SounDelux. Under the proposal, which is subject to corporate approvals, definitive documentation and other conditions, Liberty Media would acquire 100% of the post production, sound and related businesses of SounDelux for approximately $90 million in cash. SounDelux would retain its location based entertainment and theatre design businesses.

     Stockholders of Todd-AO meet today to consider a number of proposals, including Liberty Media's pending acquisition of a controlling interest in Todd-AO, and the subsequent acquisition by Todd-AO, in separate transactions, of the assets of Four Media Company and SounDelux. That previously announced transaction between Todd-AO and SounDelux has been deferred indefinitely, pending the outcome of negotiations between Liberty Media and SounDelux. Spokesmen for Liberty Media and Todd-AO confirmed that, if Liberty Media does acquire assets of SounDelux pursuant to the revised transaction, such assets would probably be combined with Todd-AO, on terms to be agreed. However, there can be no assurances that any such transaction will be consummated.

     The ongoing discussions among Liberty Media, Todd-AO and SounDelux are not expected to have any effect on the proposed transactions between Liberty Media and Todd-AO, and between Todd-AO and Four Media, respectively. Such transactions are still expected to close shortly after today's stockholder vote, assuming receipt of all necessary stockholder approvals.

About  Todd-AO   Corporation

     The Todd-AO Corporation has been a pioneer in motion picture and television post production since 1952. The company maintains production offices in Los Angeles, New York, Atlanta, London and Barcelona. Todd-AO offers the industry's most up-to-date, comprehensive, strategically located post production facilities.

About Liberty Media Group

     Liberty Media holds interests in a broad range of video programming, communications, technology and Internet businesses in the United States, Europe, South America and Asia.

About Liberty Livewire

     Todd-AO has changed its corporate name to Liberty Livewire Corporation. Effective June 12, 2000, the company's Class A Common Stock will begin trading on the Nasdaq National Market System under the symbol LWIRA.

     This press release contains forward-looking statements which are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "intends," "believes" and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products and technologies, successful integration of acquisitions, the ability to secure additional sources of financing, the ability to reduce operating expenses and other factors described in the Company's filings with the Securities and Exchange Commission. The actual results that the Company achieves may differ materially from any forward-looking statement due to such risks and uncertainties. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Exhibit 99.2

FOR IMMEDIATE RELEASE

M. David Cottrell                            Jeffrey Goldberger
Liberty Livewire Corporation                 Stern & Co.
(323) 962-5304                               (212) 888-0044


                    TODD-AO CLOSES DEAL WITH LIBERTY MEDIA;
                        CHANGES NAME TO LIBERTY LIVEWIRE

     LOS ANGELES, CA, June 12, 2000 -- The Todd-AO Corporation announced today that it has changed its name to Liberty Livewire Corporation (Nasdaq:LWIRA). The change became effective June 9, 2000, with the closing of the company's previously announced transaction with Liberty Media Group (NYSE:LMG.A, LMG.B), through which Liberty Media acquired a controlling interest in Todd-AO. Immediately following that transaction, Liberty Media contributed to Liberty Livewire 100% of the capital stock of Four Media Company, which Liberty Media acquired in April.

     As a result of the Liberty Media transaction and a related reclassification, each issued and outstanding share of Todd-AO common stock was converted into the right to receive 0.4 of a share of Liberty Livewire's class A common stock and 0.5 of a share of Class A Liberty Media Group Common Stock, after giving effect to Liberty Media's 2-for-1 stock split on June 9, 2000.

     Letters of Transmittal for use in exchanging Todd-AO shares for shares of Class A Liberty Media Group Stock and class A Liberty Livewire stock are expected to be mailed to Todd-AO stockholders during the week of June 12, 2000.

     Commenting on the announcement, Salah M. Hassanein, President and CEO of Todd-AO, stated, "The management considers this transaction to be in the best interest of the stockholders, both in the short and long term, and we believe that the future management of the Company is in very strong hands." David Beddow, Chief Executive Officer of Liberty Livewire, added, "Friday's closings mark our initial steps in building a dynamic company to service the post-production and distribution needs of a wide array of media clients, including motion pictures, long form television and commercial advertising. While we continue to strengthen the traditional film, video and sound services areas, we are adding the capability to offer large scale Internet hosting, IP distribution and caching through our venture with HyperTv and the extraordinary network capabilities of AT&T. Liberty Livewire will take a leadership roll in defining the on-screen convergence of traditional sound and picture with the interactivity of the Internet."

About  Todd-AO   Corporation

     The Todd-AO Corporation has been a pioneer in motion picture and television post production since 1952. The company maintains production offices in Los Angeles, New York, Atlanta, London and Barcelona. Todd-AO offers the industry's most up-to-date, comprehensive, strategically located post production facilities.

About Liberty Media Group

     Liberty Media holds interests in a broad range of video programming, communications, technology and Internet businesses in the United States, Europe, South America and Asia.

About Liberty Livewire

     Todd-AO has changed its corporate name to Liberty Livewire Corporation. Effective June 12, 2000, the company's Class A Common Stock will begin trading on the Nasdaq National Market System under the symbol LWIRA.

     This press release contains forward-looking statements which are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "intends," "believes" and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products and technologies, successful integration of acquisitions, the ability to secure additional sources of financing, the ability to reduce operating expenses and other factors described in the Company's filings with the Securities and Exchange Commission. The actual results that the Company achieves may differ materially from any forward-looking statement due to such risks and uncertainties. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Exhibit  99.3

                                Merger Agreement
     (incorporated by reference to AT&T's Form S-4, Registration No. 333-36458, filed with the Commission on May 5, 2000).

Exhibit 99.4


                  Post-Merger Business Combinations Agreement
   (incorporated by reference to AT&T's Form S-4, Registration No. 333-36458, filed with the Commission on May 5, 2000).

Exhibit 99.5


                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           THE TODD - AO CORPORATION


     THE TODD - AO CORPORATION, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     (1) The name of the Corporation is The Todd - AO Corporation. The original Certificate of Incorporation of the Corporation was filed on November 28, 1952. The name under which the Corporation was originally incorporated is MAOT Corporation.

     (2) This Restated Certificate of Incorporation amends and restates in its entirety the Certificate of Incorporation of the Corporation. Pursuant to
Section 242(b) of the Delaware General Corporation Law (the "DGCL"), the Board of Directors of the Corporation has duly adopted by unanimous written consent in accordance with Section 141(f) of the DGCL , and a majority of the outstanding stock entitled to vote thereon and a majority of each class of the outstanding stock entitled to vote as a class has approved at a special meeting, held in accordance with Section 222 of the DGCL, this Restated Certificate of Incorporation. This Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with Section 245 of the DGCL.

     (3) Pursuant to Sections 242 and 245 of the DGCL, the text of the Certificate of Incorporation is hereby restated to read in its entirety as follows:

                                   ARTICLE I.
                                      NAME

     The  name  of  the   corporation  is  The  Todd  -  AO   Corporation   (the
"Corporation").

                                  ARTICLE II.
                               REGISTERED OFFICE

     The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. The name of its registered agent at such address is Corporation Service Company.

                                  ARTICLE III.
                                    PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

                                  ARTICLE IV.
                                AUTHORIZED STOCK

     The total number of shares of capital stock that the Corporation shall have authority to issue is 405,000,000 shares, of which 400,000,000 shares shall be common stock ("Common Stock") and 5,000,000 shares shall be preferred stock ("Preferred Stock"). Said shares of Common Stock shall be divided into the following classes: (a) 300,000,000 shares shall be designated as Class A Common Stock with a par value of $.01 per share ("Class A Common Stock"); and (b) 100,000,000 shares shall be designated as Class B Common Stock with a par value of $.01 per share ("Class B Common Stock"). Said shares of Preferred Stock shall be all of one class with a par value of $.01 per share, and shall be issued in one or more series as set forth in Section B below.

     Upon the filing of this Restated Certificate of Incorporation, (i) each outstanding share of Class A Common Stock of the Corporation (the "Old Class A Common Stock") is converted into or reconstituted as four-tenths (0.40) of a share of Class A Common Stock and six-tenths (0.60) of a share of Class B Common Stock and (ii) each outstanding share of Class B Common Stock of the Corporation (the "Old Class B Common Stock") is converted into or reconstituted as four-tenths (0.40) of a share of Class A Common Stock and six-tenths (0.60) of a share of Class B Common Stock. The Corporation shall issue fractional shares of Class B Common Stock, but shall not issue fractional shares of Class A Common Stock.

                                    SECTION A
                  CLASS A COMMON STOCK AND CLASS B COMMON STOCK

     Each share of the Class A Common Stock and each share of the Class B Common Stock of the Corporation shall, except as otherwise provided in this Article IV, Section A, be identical in all respects and shall have equal rights and privileges.

1.                Voting Rights.

     Holders of Class A Common Stock shall be entitled to ONE vote for each share of such stock held, and holders of Class B Common Stock shall be entitled to TEN votes for each share of such stock held, on all matters presented to such stockholders, whether at any special or annual meeting of stockholders, by written consent in lieu of meeting, or otherwise. Except as may otherwise be required by the laws of the State of Delaware and, with respect to any series of Preferred Stock, except as may be provided in any resolution or resolutions providing for the establishment of such series pursuant to authority vested in the Board of Directors by Article IV, Section B, of this Certificate, the holders of outstanding shares of Class A Common Stock, the holders of outstanding shares of Class B Common Stock and the holders of outstanding shares of each series of Preferred Stock shall vote together as one class with respect to the election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation, any proposed amendment to this Certificate that would increase the number of authorized shares of any class of Common Stock or any series of Preferred Stock or decrease the number of authorized shares of any such class or series of stock (but not below the number of shares thereof then outstanding)), and no separate vote or consent of the holders of shares of Class A Common Stock, Class B Common Stock or any series of Preferred Stock shall be required for the approval of any such matter.

2.                Conversion Rights.

     Each share of Class B Common Stock shall be convertible, at the option of the holder thereof, into one share of Class A Common Stock. Any such conversion may be effected by any holder of Class B Common Stock by surrendering such holder's certificate or certificates for the Class B Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Class B Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Class B Common Stock represented by such certificate and stating the name or names in which such holder desires the certificate or certificates for Class A Common Stock to be issued. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder. Promptly thereafter, the Corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled as herein provided. Such conversion shall be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer referred to above, and the person or persons entitled to receive the Class A Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock on that date. A number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock outstanding from time to time shall be set aside and reserved for issuance upon conversion of shares of Class B Common Stock. Shares of Class B Common Stock that have been converted hereunder shall become treasury shares that may be issued or retired by resolution of the Board of Directors. Shares of Class A Common Stock shall not be convertible into shares of Class B Common Stock.

3.                Dividends.

     Subject to subsection 4 of this Section A, whenever a dividend is paid to the holders of shares of any class of Common Stock, the Corporation also shall pay an equal per share dividend to the holders of the other class of Common Stock of the Corporation. Dividends shall be payable only as and when declared by the Board of Directors out of funds legally available therefor.

4.                Share Distributions.

     If at any time a distribution paid in Class A Common Stock, Class B Common Stock or any other securities of the Corporation or any other entity (hereinafter sometimes called a "share distribution") is to be made with respect to the Class A Common Stock or Class B Common Stock, such share distribution may be declared and paid only as follows:

     a. a share distribution consisting of shares of Class A Common Stock (or securities convertible into or exercisable or exchangeable for shares of Class A Common Stock) to holders of Class A Common Stock and Class B Common Stock, on an equal per share basis; or consisting of shares of Class B Common Stock (or securities convertible into or exercisable or exchangeable for shares of Class B Common Stock) to holders of Class A Common Stock and Class B Common Stock, on an equal per share basis; or consisting of shares of Class A Common Stock (or securities convertible into or exercisable or exchangeable for shares of Class A Common Stock) to holders of Class A Common Stock and, on an equal per share basis, shares of Class B Common Stock (or like securities convertible into or exercisable or exchangeable for shares of Class B Common Stock) to holders of Class B Common Stock; and

     b. a share distribution consisting of any class or series of securities of the Corporation or any other entity other than Class A Common Stock or Class B Common Stock (or securities convertible into or exercisable or exchangeable for shares of Class A Common Stock or Class B Common Stock), either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Class A Common Stock and Class B Common Stock or on the basis of a distribution of one class or series of securities to holders of Class A Common Stock and another class or series of securities to holders of Class B Common Stock, provided that the securities so distributed (and, if applicable, the securities into which the distributed securities are convertible, or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights and related differences in designation, conversion and share distribution provisions, with holders of shares of Class B Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights between the Class A Common Stock and the Class B Common Stock) and related differences in designation, conversion and share distribution provisions, provided that if the securities so distributed constitute capital stock of a Subsidiary (as defined below) of the Corporation, such voting rights (and related designation, conversion and share distribution provisions) shall not differ to a greater extent than the corresponding differences in voting rights between the Class A Common Stock and the Class B Common Stock, and provided in each case that such distribution is otherwise made on an equal per share basis. As used herein, the term "Subsidiary" means, when used with respect to any entity, (i) a corporation in which such entity and/or one or more Subsidiaries of such entity, directly or indirectly, owns capital stock having a majority of the voting power of such corporation's capital stock to elect directors under ordinary circumstances, and
(ii) any other entity (other than a corporation) in which such entity and/or one or more Subsidiaries of such entity, directly or indirectly, has (x) a majority ownership interest or (y) the power to elect or direct the election of a majority of the members of the governing body of such first-named entity.

     The Corporation shall not reclassify, subdivide or combine the Class A Common Stock without reclassifying, subdividing or combining the Class B Common Stock, on an equal per share basis, and the Corporation shall not reclassify, subdivide or combine the Class B Common Stock without reclassifying, subdividing or combining the Class A Common Stock, on an equal per share basis.

5.                Liquidation and Mergers.

     Subject to the prior payment in full of the preferential amounts to which any Preferred Stock is entitled, the holders of Class A Common Stock and the holders of Class B Common Stock shall share equally, on an equal per share basis, in any distribution of the Corporation's assets upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of the assets of the Corporation shall in itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section A.5.

                                    SECTION B
                                 PREFERRED STOCK

     The Preferred Stock may be issued, from time to time, in one or more series, with such powers, designations, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issue of each such series adopted by the Board of Directors. The Board of Directors, in such resolution or resolutions (a copy of which shall be filed and recorded as required by law), is also expressly authorized to fix with respect to each series:

     a. the distinctive serial designations and the division of such shares into series and the number of shares of a particular series, which may be increased or decreased, but not below the number of shares thereof then outstanding, by a certificate made, signed, filed and recorded as required by law;

     b. the dividend rate or amounts, if any, for the particular series, the date or dates from which dividends on all shares of such series shall be cumulative, if dividends on stock of the particular series shall be cumulative and the relative rights of priority, if any, or participation, if any, with respect to payment of dividends on shares of that series;

     c. the rights of the shares of each series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of each series;

     d. the right, if any, of the holders of a particular series to convert or exchange such stock into or for other classes or series of a class of stock or indebtedness of the Corporation or of another entity, and the terms and conditions of such conversion or exchange, including provision for the adjustment of the conversion or exchange rate in such events as the Board of Directors may determine;

     e. the voting rights, if any, of the holders of a particular series; and

     f. the terms and conditions, if any, for the Corporation to purchase or redeem shares of a particular series.

     All shares of any one series of the Preferred Stock shall be alike in every particular. Except to the extent otherwise provided in the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of shares of such series shall have no voting rights, except as may be required by the laws of the State of Delaware.

                                    ARTICLE V.
                                    DIRECTORS

                                    SECTION A
                               NUMBER OF DIRECTORS

     The governing body of the Corporation shall be the Board of Directors. The number of directors shall not be less than three (3) and the exact number of directors shall be fixed by the Board of Directors by resolution. Election of directors need not be by written ballot.

                                   SECTION B
                          CLASSIFICATION OF THE BOARD

     Except as otherwise fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any series of Preferred Stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of Preferred Stock, the Board of Directors of the Corporation shall be divided into three classes of directors: Class I, Class II and Class III. Each class of directors shall consist, as nearly as possible, of a number of directors equal to one-third (33a%) of the then authorized number of members of the Board of Directors. The initial term of office of the Class I directors shall expire at the annual meeting of stockholders in 2000; the initial term of office of the Class II directors shall expire at the annual meeting of stockholders in 2001; and the initial term of office of the Class III directors shall expire at the annual meeting of stockholders in 2002. At each annual meeting of stockholders of the Corporation the successors of that class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will hold office until their respective death, resignation or removal and until their respective successors are elected and qualified.

                                    SECTION C
                              REMOVAL OF DIRECTORS

     Subject to the rights of the holders of any series of Preferred Stock, directors may be removed from office only for cause (as defined below) upon the affirmative vote of the holders of at least 66b% of the total voting power of the then outstanding shares of Class A Common Stock, Class B Common Stock and any series of Preferred Stock entitled to vote at an election of directors, voting together as a single class. Except as may otherwise be provided by law, "cause" for removal, for purposes of this Section C, shall exist only if: (i) the director whose removal is proposed has been convicted of a felony, or has been granted immunity to testify in an action where another has been convicted of a felony, by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has become mentally incompetent, whether or not so adjudicated, which mental incompetence directly affects his ability as a director of the Corporation, as determined by at least 66b% of the members of the Board of Directors then in office (other than such director); or (iii) such director's actions or failure to act have been determined by at least 66b% of the members of the Board of Directors then in office (other than such director) to be in derogation of the director's duties.

                                    SECTION D
                    NEWLY CREATED DIRECTORSHIPS AND VACANCIES

     Subject to the rights of holders of any series of Preferred Stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director, except as may be provided in the resolution or resolutions providing for the issue of any series of Preferred Stock with respect to any additional director elected by the holders of the applicable series of Preferred Stock.

                                   SECTION E
                   LIMITATION ON LIABILITY AND INDEMNIFICATION

1.                Limitation On Liability.

     To the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this section E.1 shall be prospective only and shall not adversely affect any limitation, right or protection of a director of the Corporation existing at the time of such repeal or modification.

2.                Indemnification.

     a. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Section E. The Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     b. Advance Payment of Expenses. The Corporation shall pay the expenses (including attorneys fees) incurred by a director or officer in defending any proceeding, as incurred, in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this section E.2 or otherwise.

     c. Claims. If a claim for indemnification or payment of expenses under this section E.2 is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

     d. Non-Exclusivity of Rights. The rights conferred on any person by this section E.2 shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     e. Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity.

     3. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Section E shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                    SECTION F
                               AMENDMENT OF BYLAWS

     The Board of Directors of the Corporation is hereby expressly authorized and empowered to adopt, alter, amend or repeal any provision of the bylaws of the Corporation.

                                  ARTICLE VI.
                                      TERM

     The term of existence of this Corporation shall be perpetual.

                                  ARTICLE VII.
                              STOCK NOT ASSESSABLE

     The capital stock of this Corporation shall not be assessable if fully paid. It shall be issued as fully paid, and the private property of the stockholders shall not be liable for the debts, obligations or liabilities of this Corporation.

                                 ARTICLE VIII.
                            MEETINGS OF STOCKHOLDERS

                                    SECTION A
                           ANNUAL AND SPECIAL MEETINGS

     Except as otherwise prescribed by law or by another provision of this Certificate, special meetings of the stockholders of the Corporation, for any purpose or purposes, shall be called by the Secretary of the Corporation (i) upon the written request of the holders of not less than 66b% of the total voting power of the outstanding Voting Securities (as defined below) or (ii) at the request of at least 75% of the members of the Board of Directors then in office. The term "Voting Securities" shall include the Class A Common Stock, the Class B Common Stock and any series of Preferred Stock entitled to vote with the holders of Common Stock generally upon all matters that may be submitted to a vote of stockholders at any annual meeting or special meeting thereof.

                                    SECTION B
                      STOCKHOLDER ACTION WITHOUT A MEETING

     Except as otherwise prescribed by law or by another provision of this Certificate, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted. Notice shall be given in accordance with the applicable provisions of the DGCL of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders on the record date whose shares were not represented on the written consent.


     (4) This Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     (5) This Amended and Restated Certificate of Incorporation shall become effective at 2:30 p.m., Eastern Time, on June 9, 2000.

     IN WITNESS WHEREOF, THE TODD - AO CORPORATION has caused this certificate to be signed by Salah M. Hassanein, its President, this 9th day of June, 2000.


                                                  /s/ Salah M. Hassanein
                                                  Salah M. Hassanein, President



Exhibit 99.6


                     RESTATED CERTIFICATE OF INCORPORATION


                                   ARTICLE I.
                                      NAME

     The  name  of  the  corporation  is  Liberty   Livewire   Corporation  (the
"Corporation").

                                  ARTICLE II.
                                REGISTERED OFFICE

     The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

                                  ARTICLE III.
                                     PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

                                  ARTICLE IV.
                                AUTHORIZED STOCK

     The total number of shares of capital stock that the Corporation shall have authority to issue is 405,000,000 shares, of which 400,000,000 shares shall be common stock ("Common Stock") and 5,000,000 shares shall be preferred stock ("Preferred Stock"). Said shares of Common Stock shall be divided into the following classes: (a) 300,000,000 shares shall be designated as Class A Common Stock with a par value of $.01 per share ("Class A Common Stock"); and (b) 100,000,000 shares shall be designated as Class B Common Stock with a par value of $.01 per share ("Class B Common Stock"). Said shares of Preferred Stock shall be all of one class with a par value of $.01 per share, and shall be issued in one or more series as set forth in Section B below.

                                    SECTION A
                  CLASS A COMMON STOCK AND CLASS B COMMON STOCK

     Each share of the Class A Common Stock and each share of the Class B Common Stock of the Corporation shall, except as otherwise provided in this Article IV, Section A, be identical in all respects and shall have equal rights and privileges.

1.                  Voting Rights.

     Holders of Class A Common Stock shall be entitled to ONE vote for each share of such stock held, and holders of Class B Common Stock shall be entitled to TEN votes for each share of such stock held, on all matters presented to such stockholders, whether at any special or annual meeting of stockholders, by written consent in lieu of meeting, or otherwise. Except as may otherwise be required by the laws of the State of Delaware and, with respect to any series of Preferred Stock, except as may be provided in any resolution or resolutions providing for the establishment of such series pursuant to authority vested in the Board of Directors by Article IV, Section B, of this Certificate, the holders of outstanding shares of Class A Common Stock, the holders of outstanding shares of Class B Common Stock and the holders of outstanding shares of each series of Preferred Stock shall vote together as one class with respect to the election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation, any proposed amendment to this Certificate that would increase the number of authorized shares of any class of Common Stock or any series of Preferred Stock or decrease the number of authorized shares of any such class or series of stock (but not below the number of shares thereof then outstanding)), and no separate vote or consent of the holders of shares of Class A Common Stock, Class B Common Stock or any series of Preferred Stock shall be required for the approval of any such matter.

2.                Conversion Rights.

     Each share of Class B Common Stock shall be convertible, at the option of the holder thereof, into one share of Class A Common Stock. Any such conversion may be effected by any holder of Class B Common Stock by surrendering such holder's certificate or certificates for the Class B Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Class B Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Class B Common Stock represented by such certificate and stating the name or names in which such holder desires the certificate or certificates for Class A Common Stock to be issued. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder. Promptly thereafter, the Corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled as herein provided. Such conversion shall be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer referred to above, and the person or persons entitled to receive the Class A Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock on that date. A number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock outstanding from time to time shall be set aside and reserved for issuance upon conversion of shares of Class B Common Stock. Shares of Class B Common Stock that have been converted hereunder shall become treasury shares that may be issued or retired by resolution of the Board of Directors. Shares of Class A Common Stock shall not be convertible into shares of Class B Common Stock.

3.                Dividends.

     Subject to subsection 4 of this Section A, whenever a dividend is paid to the holders of shares of any class of Common Stock, the Corporation also shall pay an equal per share dividend to the holders of the other class of Common Stock of the Corporation. Dividends shall be payable only as and when declared by the Board of Directors out of funds legally available therefor.

4.                Share Distributions.

     If at any time a distribution paid in Class A Common Stock, Class B Common Stock or any other securities of the Corporation or any other entity (hereinafter sometimes called a "share distribution") is to be made with respect to the Class A Common Stock or Class B Common Stock, such share distribution may be declared and paid only as follows:

     a. a share distribution consisting of shares of Class A Common Stock (or securities convertible into or exercisable or exchangeable for shares of Class A Common Stock) to holders of Class A Common Stock and Class B Common Stock, on an equal per share basis; or consisting of shares of Class B Common Stock (or securities convertible into or exercisable or exchangeable for shares of Class B Common Stock) to holders of Class A Common Stock and Class B Common Stock, on an equal per share basis; or consisting of shares of Class A Common Stock (or securities convertible into or exercisable or exchangeable for shares of Class A Common Stock) to holders of Class A Common Stock and, on an equal per share basis, shares of Class B Common Stock (or like securities convertible into or exercisable or exchangeable for shares of Class B Common Stock) to holders of Class B Common Stock; and

     b. a share distribution consisting of any class or series of securities of the Corporation or any other entity other than Class A Common Stock or Class B Common Stock (or securities convertible into or exercisable or exchangeable for shares of Class A Common Stock or Class B Common Stock), either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Class A Common Stock and Class B Common Stock or on the basis of a distribution of one class or series of securities to holders of Class A Common Stock and another class or series of securities to holders of Class B Common Stock, provided that the securities so distributed (and, if applicable, the securities into which the distributed securities are convertible, or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights and related differences in designation, conversion and share distribution provisions, with holders of shares of Class B Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights between the Class A Common Stock and the Class B Common Stock) and related differences in designation, conversion and share distribution provisions, provided that if the securities so distributed constitute capital stock of a Subsidiary (as defined below) of the Corporation, such voting rights (and related designation, conversion and share distribution provisions) shall not differ to a greater extent than the corresponding differences in voting rights between the Class A Common Stock and the Class B Common Stock, and provided in each case that such distribution is otherwise made on an equal per share basis. As used herein, the term "Subsidiary" means, when used with respect to any entity, (i) a corporation in which such entity and/or one or more Subsidiaries of such entity, directly or indirectly, owns capital stock having a majority of the voting power of such corporation's capital stock to elect directors under ordinary circumstances, and
(ii) any other entity (other than a corporation) in which such entity and/or one or more Subsidiaries of such entity, directly or indirectly, has (x) a majority ownership interest or (y) the power to elect or direct the election of a majority of the members of the governing body of such first-named entity.

     The Corporation shall not reclassify, subdivide or combine the Class A Common Stock without reclassifying, subdividing or combining the Class B Common Stock, on an equal per share basis, and the Corporation shall not reclassify, subdivide or combine the Class B Common Stock without reclassifying, subdividing or combining the Class A Common Stock, on an equal per share basis.

5.                Liquidation and Mergers.

     Subject to the prior payment in full of the preferential amounts to which any Preferred Stock is entitled, the holders of Class A Common Stock and the holders of Class B Common Stock shall share equally, on an equal per share basis, in any distribution of the Corporation's assets upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of the assets of the Corporation shall in itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section A.5.

                                    SECTION B
                                 PREFERRED STOCK

     The Preferred Stock may be issued, from time to time, in one or more series, with such powers, designations, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issue of each such series adopted by the Board of Directors. The Board of Directors, in such resolution or resolutions (a copy of which shall be filed and recorded as required by law), is also expressly authorized to fix with respect to each series:

     a. the distinctive serial designations and the division of such shares into series and the number of shares of a particular series, which may be increased or decreased, but not below the number of shares thereof then outstanding, by a certificate made, signed, filed and recorded as required by law;

     b. the dividend rate or amounts, if any, for the particular series, the date or dates from which dividends on all shares of such series shall be cumulative, if dividends on stock of the particular series shall be cumulative and the relative rights of priority, if any, or participation, if any, with respect to payment of dividends on shares of that series;

     c. the rights of the shares of each series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of each series;

     d. the right, if any, of the holders of a particular series to convert or exchange such stock into or for other classes or series of a class of stock or indebtedness of the Corporation or of another entity, and the terms and conditions of such conversion or exchange, including provision for the adjustment of the conversion or exchange rate in such events as the Board of Directors may determine;

     e. the voting rights, if any, of the holders of a particular series; and

     f. the terms and conditions, if any, for the Corporation to purchase or redeem shares of a particular series.

     All shares of any one series of the Preferred Stock shall be alike in every particular. Except to the extent otherwise provided in the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of shares of such series shall have no voting rights, except as may be required by the laws of the State of Delaware.

                                   ARTICLE V.
                                   DIRECTORS

                                   SECTION A
                              NUMBER OF DIRECTORS

     The governing body of the Corporation shall be the Board of Directors. The number of directors shall not be less than three (3) and the exact number of directors shall be fixed by the Board of Directors by resolution. Election of directors need not be by written ballot.

                                   SECTION B
                          CLASSIFICATION OF THE BOARD

     Except as otherwise fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any series of Preferred Stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of Preferred Stock, the Board of Directors of the Corporation shall be divided into three classes of directors: Class I, Class II and Class III. Each class of directors shall consist, as nearly as possible, of a number of directors equal to one-third (33a%) of the then authorized number of members of the Board of Directors. The initial term of office of the Class I directors shall expire at the annual meeting of stockholders in 2000; the initial term of office of the Class II directors shall expire at the annual meeting of stockholders in 2001; and the initial term of office of the Class III directors shall expire at the annual meeting of stockholders in 2002. At each annual meeting of stockholders of the Corporation the successors of that class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will hold office until their respective death, resignation or removal and until their respective successors are elected and qualified.

                                   SECTION C
                              REMOVAL OF DIRECTORS

     Subject to the rights of the holders of any series of Preferred Stock, directors may be removed from office only for cause (as defined below) upon the affirmative vote of the holders of at least 66b% of the total voting power of the then outstanding shares of Class A Common Stock, Class B Common Stock and any series of Preferred Stock entitled to vote at an election of directors, voting together as a single class. Except as may otherwise be provided by law, "cause" for removal, for purposes of this Section C, shall exist only if: (i) the director whose removal is proposed has been convicted of a felony, or has been granted immunity to testify in an action where another has been convicted of a felony, by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has become mentally incompetent, whether or not so adjudicated, which mental incompetence directly affects his ability as a director of the Corporation, as determined by at least 66b% of the members of the Board of Directors then in office (other than such director); or (iii) such director's actions or failure to act have been determined by at least 66b% of the members of the Board of Directors then in office (other than such director) to be in derogation of the director's duties.

                                    SECTION D
                    NEWLY CREATED DIRECTORSHIPS AND VACANCIES

     Subject to the rights of holders of any series of Preferred Stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director, except as may be provided in the resolution or resolutions providing for the issue of any series of Preferred Stock with respect to any additional director elected by the holders of the applicable series of Preferred Stock.

                                    SECTION E
                   LIMITATION ON LIABILITY AND INDEMNIFICATION

1.                Limitation On Liability.

     To the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this section E.1 shall be prospective only and shall not adversely affect any limitation, right or protection of a director of the Corporation existing at the time of such repeal or modification.

2.                Indemnification.

     a. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Section E. The Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     b. Advance Payment of Expenses. The Corporation shall pay the expenses (including attorneys' fees) incurred by a director or officer in defending any proceeding, as incurred, in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this section E.2 or otherwise.

     c. Claims. If a claim for indemnification or payment of expenses under this section E.2 is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

     d. Non-Exclusivity of Rights. The rights conferred on any person by this section E.2 shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     e. Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity.

3.             Amendment or Repeal.

     Any repeal or modification of the foregoing provisions of this Section E shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                   SECTION F
                               AMENDMENT OF BYLAWS

     The Board of Directors of the Corporation (or any committee authorized by the Board of Directors) is hereby expressly authorized and empowered to adopt, alter, amend or repeal any provision of the bylaws of the Corporation.

                                  ARTICLE VI.
                                      TERM

     The term of existence of this Corporation shall be perpetual.

                                  ARTICLE VII.
                              STOCK NOT ASSESSABLE

     The capital stock of this Corporation shall not be assessable if fully paid. It shall be issued as fully paid, and the private property of the stockholders shall not be liable for the debts, obligations or liabilities of this Corporation.

                                 ARTICLE VIII.
                            MEETINGS OF STOCKHOLDERS

                                    SECTION A
                           ANNUAL AND SPECIAL MEETINGS

     Except as otherwise prescribed by law or by another provision of this Certificate, special meetings of the stockholders of the Corporation, for any purpose or purposes, shall be called by the Secretary of the Corporation (i) upon the written request of the holders of not less than 66b% of the total voting power of the outstanding Voting Securities (as defined below) or (ii) at the request of at least 75% of the members of the Board of Directors then in office. The term "Voting Securities" shall include the Class A Common Stock, the Class B Common Stock and any series of Preferred Stock entitled to vote with the holders of Common Stock generally upon all matters that may be submitted to a vote of stockholders at any annual meeting or special meeting thereof.

                                    SECTION B
                      STOCKHOLDER ACTION WITHOUT A MEETING

     Except as otherwise prescribed by law or by another provision of this Certificate, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted. Notice shall be given in accordance with the applicable provisions of the DGCL of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders on the record date whose shares were not represented on the written consent.

     (4) This Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.


Exhibit 99.7


                          LIBERTY LIVEWIRE CORPORATION
                             A Delaware Corporation
                          ----------------------------

                                     BYLAWS



                                    ARTICLE I
                                  STOCKHOLDERS

     Section 1.1 Annual Meeting. An annual meeting of stockholders for the purpose of electing those directors whose terms of office expires at such meeting and of transacting such other business as may properly come before it shall be held each year at such date, time and place, either within or without the State of Delaware, as may be specified by the Board of Directors.

     Section 1.2 Special Meetings. Special meetings of stockholders shall be called by the Secretary as and when provided for by the Certificate of Incorporation, as amended from time to time, of the Corporation (the "Certificate"). Special meetings of stockholders for any purpose or purposes may be held at such time and place either within or without the State of Delaware as may be stated in the notice.

     Section 1.3 Notice of Meetings. Written notice of stockholders meetings, stating the place, date, and hour thereof, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by the Chairman of the Board, the President, any Vice President, the Secretary or any other officer, to each stockholder entitled to vote thereat at least 10 days but not more than 60 days before the date of the meeting, unless a different period is prescribed by law or the Certificate.

     Section 1.4 Quorum. Except as otherwise provided by law or in the Certificate or elsewhere in these Bylaws, the holders of a majority in total voting power of the outstanding shares of capital stock of the Corporation entitled to vote at a meeting of the stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of business at any annual or special meeting of the stockholders. In the absence of a quorum, the chairman of the meeting or the holders of a majority in total voting power of the shares of capital stock entitled to vote thereat that are present in person or represented by proxy shall have the power to adjourn the meeting from time to time in the manner provided in Section 1.5 of these Bylaws until a quorum shall attend.

     Section 1.5 Adjournment. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 1.6 Voting. Except as otherwise provided by law, the Certificate or elsewhere in these Bylaws and except for the election of directors, at any meeting duly called and held at which a quorum is present, the affirmative vote of a majority of the combined voting power of the shares present in person or represented by proxy at the meeting and entitled to vote upon a given question shall decide such question. At any meeting duly called and held for the election of directors of a particular class at which a quorum is present, directors of such class shall be elected by a plurality of the combined voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     Section 1.7 Organization. The Chairman of the Board, or in his absence the President, or in their absence any Vice President, shall call to order meetings of stockholders and shall act as chairman of such meetings. The Board of Directors or, if the Board of Directors fails to act, the stockholders may appoint any stockholder, director, or officer of the Corporation to act as chairman of any meeting in the absence of the Chairman of the Board, the President and all Vice Presidents. The Secretary of the Corporation shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the chairman of the meeting may appoint any other person to act as secretary of the meeting.

     Section 1.8 Order of Business.

     (a) Nominations of persons for election as directors of a particular class of the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at any annual meeting of stockholders, only (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Chairman of the Board or the Board of Directors of the Corporation or (iii) by any stockholder who is a holder of record at the time of the giving of the notice provided for in this Section 1.8, who is entitled to vote at the meeting and who complies with the procedures set forth in this Section 1.8.

     (b) For nominations or business properly to be brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Corporation not less than 70 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. To be in proper written form, a stockholder's notice to the Secretary of the Corporation shall set forth in writing as to each matter the stockholder proposes to bring before the annual meeting: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director or a particular class, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director of such class if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner; (b) the class or series and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner and (c) a representation that such stockholder is entitled to vote at such annual meeting and intends to appear in person or by proxy at such meeting to nominate the person or propose the business specified in the notice. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to make a nomination or present a proposal at an annual meeting and such stockholder's nominee or proposal has been included in a proxy statement that has been prepared by management of the Corporation to solicit proxies for such annual meeting.

     (c) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election as directors of a particular class of the Board of Directors of the Corporation may be made at a special meeting of stockholders at which directors of such class are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors of such class shall be elected at such meeting, by any stockholder who is a holder of record at the time of the giving of notice provided for in this Section 1.8, who is entitled to vote at the meeting and who complies with the procedures set forth in Section 1.8. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors as a director or directors, as applicable, of a particular class of the Board of Directors of the Corporation, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder has given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. To be in proper written form, such notice must meet the requirements of either of the last two sentences of paragraph (b) above.

     (d) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.8 shall be eligible to serve as directors of the Corporation and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.8. Except as otherwise provided by law, the Certificate or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 1.8 and, if any proposed nomination or business proposal is not in compliance with this Section 1.8, to declare that such defective nomination or business proposal shall be disregarded.

                                   ARTICLE II
                               BOARD OF DIRECTORS

     Section 2.1 Number and Term of Office. The business, property, and affairs of the Corporation shall be managed by or under the direction of a Board of Directors of at least three directors. The number and term of office of the members of the Board of Directors shall be determined as set forth in the Certificate.

     Section 2.2 Resignations. Any director of the Corporation, or any member of any committee, may resign at any time, by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect after receipt of the applicable written notice of resignation by the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation at the time specified in such written notice or, if no time is specified, immediately upon receipt of such written notice by the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

     Section 2.3 Removal of Directors. Directors may only be removed as provided in Section C of Article V of the Certificate.

     Section 2.4 Newly Created Directorships and Vacancies. Newly created directorships resulting from an increase in the number of directors and any vacancy on the Board of Directors occurring for any other reason shall be filled in accordance with Section D of Article V of the Certificate.

     Section 2.5 Chairman of the Board. The directors shall elect one of their members to be Chairman of the Board of Directors. The Chairman shall perform such duties as may from time to time be assigned to him by the Board of Directors. The Chairman shall be subject to the control of and may be removed from such office by the Board of Directors.

     Section 2.6 Annual Meetings. The annual meeting of the Board of Directors, for the election of officers and the transaction of such other business as may come before the meeting, shall be held without notice at the same place as, and immediately following, the annual meeting of the stockholders.

     Section 2.7 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

     Section 2.8 Special Meetings. Special meetings of the Board of Directors shall be held at such time and place as shall be designated in the notice of the meeting whenever called by the Chairman of the Board, the President or by a majority of the directors then in office. The Secretary, or in his absence any other officer of the Corporation, shall give each director notice of the time and place of holding of special meetings of the Board of Directors by mail at least five days before the meeting, or by telegram, cable, facsimile transmission or personal service at least 24 hours before the meeting. Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice.

     Section 2.9 Quorum. A majority of the total number of members of the Board of Directors as constituted from time to time shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time and place, and the meeting may be held as adjourned without further notice or waiver.

     Section 2.10. Manner of Acting. Except as otherwise provided by law, the Certificate or these Bylaws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting.

     Section 2.11 Organization. Meetings shall be presided over by the Chairman of the Board, or in his absence by such other person as the directors may select. The Secretary of the Corporation shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 2.12 Committees. The Board of Directors may, by resolution passed by not less than 75% of the members of the Board of Directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the General Corporation Law of the State of Delaware, as amended from time to time (the "DGCL"), to be submitted to stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the Corporation. Each committee which may be established by the Board of Directors pursuant to these Bylaws may fix its own rules and procedures. Notice of meetings of committees, other than of regular meetings provided for by such rules, shall be given to committee members. All action taken by committees shall be recorded in minutes of the meetings.

     Section 2.13 Action Without Meeting. Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors, or any committee designated by the Board of Directors, to take any action required or permitted to be taken by them without a meeting.

     Section 2.14 Telephone Meetings. Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors, or any committee designated by the Board of Directors, to participate in a meeting of the Board of Directors, or committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting by any such means shall constitute presence in person at such meeting.

                                   ARTICLE III
                                    OFFICERS

     Section 3.1 Executive Officers. The executive officers of the Corporation shall be a Chairman of the Board, a President, one or more Vice Presidents and a Secretary, each of whom shall be elected by the Board of Directors. The Board of Directors may elect or appoint such other officers (including a Treasurer and one or more Assistant Secretaries) as it may deem necessary or desirable. Each officer shall hold office for such term as may be prescribed by the Board of Directors from time to time. Any person may hold at one time two or more offices.

     Section 3.2 Powers and Duties. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors at which he is present. The Chairman of the Board shall also have such additional powers and duties as may be prescribed for such offices from time to time by the Board of Directors. The President shall be the chief executive officer of the Corporation. In the absence of the President, an officer appointed by the President, or if the President fails to make such appointment, by the Board of Directors, shall perform all the duties of the President. The officers and agents of the Corporation shall each have such powers and authority and shall perform such duties in the management of the business, property, and affairs of the Corporation as generally pertain to their respective offices, as well as such powers and authorities and such duties as from time to time may be prescribed by the Board of Directors.

                                   ARTICLE IV
                      RESIGNATIONS, REMOVALS AND VACANCIES

     Section 4.1 Resignations. Any director or officer of the Corporation, or any member of any committee, may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if no time is specified therein, then immediately upon receipt thereof. Unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

     Section 4.2 Removals. The Board of Directors, at any meeting thereof, or by unanimous written consent, at any time, may, to the extent permitted by otherwise applicable Delaware law, remove with or without cause from office or terminate the employment of any officer or member of any committee and may, with or without cause, disband any committee.

     Section 4.3 Vacancies. Any vacancy in the office of any officer through death, resignation, removal, disqualification or other cause may be filled at any time by the Board of Directors and, subject to the provisions of this
Article IV, the person so chosen shall hold office until his successor shall have been elected and qualified.

                                    ARTICLE V
                                  CAPITAL STOCK

     Section 5.1 Stock Certificates. The certificates for shares of the capital stock of the Corporation shall be in such form as shall be prescribed by law and approved, from time to time, by the Board of Directors.

     Section 5.2 Transfer of Shares. Shares of the capital stock of the Corporation may be transferred on the books of the Corporation only by the holder of such shares or by his duly authorized attorney, upon the surrender to the Corporation or its transfer agent of the certificate representing such stock properly endorsed.

     Section 5.3 Fixing Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which, unless otherwise provided by law, shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required under the DGCL, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; and when prior action by the Board of Directors is required under the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 5.4 Lost Certificates. The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates representing stock of the Corporation to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the Corporation against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificates, and such requirement may be general or confined to specific instances.

     Section 5.5 Beneficial Owners. The person in whose name shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

     Section 5.6 Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation, and replacement of certificates representing stock of the Corporation.

                                   ARTICLE VI
                                  MISCELLANEOUS

     Section 6.1 Offices. The Corporation shall maintain a registered office in the State of Delaware as required by law. The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or as the business of the Corporation may require.

     Section 6.2 Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal" and "Delaware".

     Section 6.3 Fiscal Year. The fiscal year of the Corporation shall be determined and may be changed by resolution of the Board of Directors.

     Section 6.4 Notices and Waivers Thereof. Whenever any notice whatsoever is required by law, the Certificate or these Bylaws to be given to any stockholder, director or officer, such notice, except as otherwise provided by law, may be given personally, or by mail, or, in the case of directors or officers, by telegram, cable or facsimile transmission, addressed to such person at his or her address as it appears on the books of the Corporation. Any notice given by telegram, cable or facsimile transmission shall be deemed to have been given when it shall have been delivered for transmission and any notice given by mail shall be deemed to have been given when it shall have been deposited in the United States mail with postage thereon prepaid. Whenever any notice is required to be given by law, the Certificate or these Bylaws, a written waiver thereof, signed by the person entitled to such notice, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law.

     Section 6.5 Amendments. The holders of shares of capital stock entitled at the time to vote in any general election of directors shall have power to adopt, amend, or repeal the Bylaws of the Corporation by vote of the holders of not less than a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, and except as otherwise provided by law, the Board of Directors shall have power equal in all respects to that of the stockholders to adopt, amend, or repeal the Bylaws by vote of not less than a majority of the members of the Board of Directors then in office.

     Section 6.6 Stock of Other Corporations or Other Interests. Unless otherwise directed by the Board of Directors, the Chairman of the Board, the President, the Secretary, and such attorneys or agents of the Corporation as may be from time to time authorized by the Board of Directors or the President, shall have full power and authority on behalf of this Corporation to attend and to act and vote in person or by proxy at any meeting of the holders of securities of any corporation or other entity in which this Corporation may own or hold shares or other securities, and at such meetings shall possess and may exercise all the rights and powers incident to the ownership of such shares or other securities which this Corporation, as the owner or holder thereof, might have possessed and exercised if present. The President, the Secretary, or such attorneys or agents, may also execute and deliver on behalf of this Corporation powers of attorney, proxies, consents, waivers, and other instruments relating to the shares or securities owned or held by this Corporation.

     Section 6.7 Savings Clause. These Bylaws are subject to the provisions of the Certificate and applicable law. If any provision of these Bylaws is inconsistent with the Certificate or the DGCL, such provision shall be invalid only to the extent of such conflict, and such conflict shall not affect the validity of any other provision of these Bylaws.